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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                     ----------


                                      FORM 8-K

                                   Current Report


                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED):    SEPTEMBER 1, 1998



                              THE KROLL-O'GARA COMPANY
               (Exact name of registrant as specified in its charter)




                Ohio                     000-21629             31-1470817
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
           Incorporation)              file number)       Identification No.)



                                 9113 LeSaint Drive
                               Fairfield, Ohio 45014
                                   (513) 874-2112

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
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                       INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are omitted from this Current Report.

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     On September 1, 1998, The Kroll-O'Gara Company (the "Company") completed the acquisition of all of the capital stock of Kizorek, Inc. ("Kizorek"), which operates as InPhoto Surveillance ("InPhoto"). InPhoto is a leading claims investigation agency which primarily provides video surveillance services to insurance companies, corporations and government agencies in connection with investigating exaggerated disability claims and other fraud. InPhoto is headquartered in Naperville, Illinois and provides services to clients throughout the United States. InPhoto also operates in Western Europe and South Africa.

     Pursuant to an agreement signed June 30, 1998, the Company has acquired, through the merger of Kizorek and a wholly owned subsidiary of the Company, all of the capital stock of Kizorek in a transaction valued at approximately $9.0 million. The purchase price consisted of $0.8 million in cash and 352,381 shares of the Company's Common Stock (valued at approximately $8.2 million or $23.35 per share). The cash used for this transaction was available from a portion of the remaining net proceeds of the Company's public offering completed in May of 1998. Kizorek was previously wholly owned by William Kizorek ("Seller"), the former President of InPhoto. Mr. Kizorek will continue to be employed by the Company as Kroll-O'Gara's Vice President of Marketing.

     The amount of consideration paid was determined by arms-length negotiations between the Company and the Seller. There was no prior material relationship between the Seller and the Company or any of the Company's affiliates, directors or officers, or any associate of such directors or officers. The Company intends to continue to devote the assets acquired to InPhoto's existing businesses.

Item 7.        Financial Statements and Exhibits

     (a)  Financial Statements

          In accordance with Item 7(a)(4), such financial statements shall be filed no later than 60 days after September 16, 1998.

     (b)  Pro Forma Financial Information

          In accordance with Item 7(b), such financial statements shall be filed no later than 60 days after September 16, 1998.

     (c)  Exhibits

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                NUMBER                              DESCRIPTION
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
                 10.1                   Agreement and Plan of Merger Dated June
                                       30, 1998 among The Kroll-O'Gara Company,
                                          Kroll-O'Gara Acquisition Co., Inc.,
                                          Kizorek, Inc., and William Kizorek
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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  SEPTEMBER 15, 1998          THE KROLL-O'GARA COMPANY




                                   By   /s/ Nicholas P. Carpinello             .
                                        ----------------------------------------
                                        Nicholas P. Carpinello
                                        Controller and Treasurer

























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